UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2014

Annual Repor t

QS Legg Mason

Variable Lifestyle Series

QS Legg Mason Variable Lifestyle Allocation 85%

QS Legg Mason Variable Lifestyle Allocation 70%

QS Legg Mason Variable Lifestyle Allocation 50%

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

QS Legg Mason Variable Lifestyle Series

QS Legg Mason Variable Lifestyle Series (“Variable Lifestyle Series”) consists of separate investment Portfolios, each with its own investment objective and policies. Each Portfolio offers different levels of potential return and involves different levels of risk.

The Portfolios are separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Legg Mason Variable Lifestyle Series for the twelve-month reporting period ended December 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Portfolios’ reporting period and to learn how those conditions have affected each Portfolio’s performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

II	QS Legg Mason Variable Lifestyle Series

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a solid pace during the twelve months ended December 31, 2014 (the “reporting period”). The U.S. Department of Commerce reported that in the first quarter of 2014, U.S. gross domestic product (“GDP”)i contracted 2.1%. This was the first negative GDP report in three years and partially attributed to severe winter weather. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. The economy then gained further momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from PCE, exports, nonresidential fixed investment and government spending. After the reporting period ended, the U.S. Department of Commerce’s initial estimate showed that fourth quarter 2014 GDP growth was 2.6%. Moderating growth was due to several factors, including an upturn in imports, a downturn in federal government spending and decelerations in nonresidential fixed investment and in exports.

The U.S. manufacturing sector was another tailwind for the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, but generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While the PMI dipped to 56.6 in September, it rose back to 59.0 in October. Manufacturing activity then moderated over the last two months of the year and the PMI was 55.5 in December. However, for 2014 as a whole the PMI averaged 55.8, the best annual reading since 2010.

The improving U.S. job market was another factor supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment generally declined throughout the reporting period and reached a low of 5.6% in December 2014, the lowest level since June 2008.

Growth outside the U.S. was mixed. In its January 2015 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) said “Global growth will receive a boost from lower oil prices, which reflect to an important extent higher supply. But this boost is projected to be more than offset by negative factors, including investment weakness as adjustment to diminished expectations about medium-term growth continues in many advanced and emerging market economies.” From a regional perspective, the IMF said 2014 growth was 0.8% in the Eurozone, versus -0.5% in 2013. Japan’s economy expanded 0.1% in 2014, compared to 1.6% in 2013. Elsewhere the IMF said that overall growth in emerging market countries decelerated in 2014, with growth of 4.4% versus 4.7% in 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. During its last meeting of the year that concluded on December 17, 2014, the Fed said that “Based on its current assessment, the Committee judges that it can be patient …to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time….” Finally, at its meeting that ended on January 28, 2015, after the reporting period ended, the Fed said “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In November 2013, before the beginning of the reporting period, the ECB cut rates from 0.50% to a new record low of 0.25%. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014.

Finally, on January 22, 2015, after the reporting period ended, the ECB announced that beginning in March 2015 it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.6% on November 21, 2014 in an effort to stimulate growth.

QS Legg Mason Variable Lifestyle Series	III

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

IV	QS Legg Mason Variable Lifestyle Series

Portfolios overview

QS Legg Mason Variable Lifestyle Series (the “Variable Lifestyle Series”) consists of three portfolio investment options (the “Portfolios”), each of which is a “fund of funds” that invests in a combination of equity and fixed-income mutual funds. The Variable Lifestyle Series offers a mix of equity funds categorized according to average market capitalization (size), investing style (e.g., value, core or growth) and global exposure (e.g., U.S. and/or international stocks). The various options within the Variable Lifestyle Series also offer a mix of bond asset classes such as U.S. and foreign government debt, corporate bonds, high-yield debt and emerging market debt — each of which carries a varying degree of risk/reward potential.

Q. What were the overall market conditions during the Portfolios’ reporting period?

A. 2014 can be divided into two halves. The first half of the year was a continuation of the easy money induced, low volatility environment where risk was encouraged. The second half of the year marked the return of risk aversion and market turbulence. This shift was driven initially by concerns about the eventual effects of the Federal Reserve Board (“Fed”)i tapering and about slow growth in Japan and Europe. However, geopolitical events like the Greek vote and Saudi Arabia’s refusal to cut supply added uncertainty and fueled more volatility toward the end of the year.

Despite the end of year volatility, U.S. equities delivered strong returns in 2014. The Russell 1000 Indexii of large-cap U.S. stocks returned 13.24% for the year ended December 31, 2014. Small-cap stocks started gaining momentum later in the year, returning 4.89% for the year. Non-U.S. stocks were negatively affected by the strong dollar. The Fed’s tapering of unconventional monetary policy supported the dollar, causing it to rise by 10.5%. As a result, non-U.S. stock returns were negative on a dollar basis. The MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”)iii returned -3.44% for the year.

On the fixed-income side, the market consensus that interest rates were going to rise was wrong once again. Despite the Fed’s tapering, interest rates declined over 2014, especially in the latter half of the year, propelling bonds upward. Remember, bond prices move in the opposite direction of yields so when yields go down, bond prices go up. As a result, the Barclays U.S. Aggregate Indexiv of investment grade bonds rose 5.97% for the year. Unlike investment grade bonds, high-yield bonds were hurt by the increase in volatility and drop in oil prices at the end of the year. Lower oil prices put revenue pressure on oil drilling and oil services companies, whose bonds make up a large share of the high-yield bond universe. In reaction, high yield credit spreads moved up to levels not seen since 2012. The Barclays Global High Yield Index (Hedged)v rose 2.58% for the year as a whole.

One of the most significant market events of 2014 was the rapid and precipitous drop in oil prices at the end of the year. The primary cause of this drop was Saudi Arabia’s refusal to cut its oil production to support the price of oil. Historically, the Organization of the Petroleum Exporting Countries (“OPEC”) and Saudi Arabia in particular have managed the global price of oil by adjusting their level of production. However, new sources of oil from the U.S. Shale Oil Fields and non-OPEC members, such as Russia, have been pumping freely without any regard to the impact on OPEC. In an effort to impose market discipline and regain market share, Saudi Arabia has abandoned its role as the guardian of oil prices and declared that market forces should determine the price of oil. This is a tectonic shift in a longstanding market dynamic and it left oil market participants and investors uncertain about the implications of the change. This uncertainty is fueling market volatility.

Q. How did we respond to these changing market conditions?

A. Throughout the year we were underweight investment grade fixed-income due to indications of strong economic growth in the U.S. and the potential for interest rates to rise as the Fed tapered its quantitative easing program. In the first half of the year, we over-weighted large-cap U.S. equities to benefit from accelerating growth in the U.S. Around the middle of 2014 we underweighted U.S. large-cap and over-weighted high-yield and international equity. U.S. equity appeared fully valued and we found better value in international equities and high yield. International equity valuations appeared reasonable and central banks in Europe and Japan are continuing their easing programs. In addition, the European Central Bank (“ECB”)vi is contemplating a formal quantitative easing program where it would purchase European sovereign bonds. Quantitative easing should be positive for European equities. High-yield spreads were very narrow at the beginning of the year but they widened out in the latter half of the year. As a result, we initiated an overweight in high-yield after spreads widened.

QS Legg Mason Variable Lifestyle Series 2014 Annual Report	1

Portfolios overview (cont’d)

QS Legg Mason Variable Lifestyle Allocation 85%

Target Asset Allocation1

QS Legg Mason Variable Lifestyle Allocation 85% seeks capital appreciation by investing 85% of its assets in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended December 31, 2014, QS Legg Mason Variable Lifestyle Allocation 85%2 returned 4.69%. The Portfolio’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Russell 3000 Indexvii and the Lifestyle Allocation 85% Composite Benchmarkviii, returned 5.97%, 12.56% and 6.63%, respectively, over the same time frame. The Lipper Variable Mixed-Asset Target Allocation Aggressive Growth Funds Category Average3 returned 5.36% for the same period.

Performance Snapshot as of December 31, 2014 (unaudited)
	6 months	12 months
Variable Lifestyle Allocation 85%[2]	-0.94%	4.69%
Barclays U.S. Aggregate Index	1.96%	5.97%
Russell 3000 Index	5.25%	12.56%
Lifestyle Allocation 85% Composite Benchmark	0.99%	6.63%
Lipper Variable Mixed-Asset Target Allocation Aggressive Growth Funds Category Average[3]	0.15%	5.36%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio return assumes the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The portfolio managers periodically adjust the allocation of the Portfolio’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Portfolio is not expected to be invested in all of the underlying funds at any time. The Portfolio may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2014, the gross total annual operating expense ratio for the Portfolio was 0.93%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for QS Legg Mason Variable Lifestyle Allocation 85%. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment range of the Portfolio may be changed, from time to time, without prior notice to shareholders.

[2]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 52 funds for the six-month period and among the 52 funds for the twelve-month period in the Portfolio’s Lipper category.

[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Portfolio may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Portfolio invests.

2	QS Legg Mason Variable Lifestyle Series 2014 Annual Report

QS Legg Mason Variable Lifestyle Allocation 70%

Target Asset Allocation1

QS Legg Mason Variable Lifestyle Allocation 70% seeks long-term growth of capital by investing 70% of its assets in underlying funds that invest principally in equity securities and 30% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended December 31, 2014, QS Legg Mason Variable Lifestyle Allocation 70%2 returned 4.91%. The Portfolio’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Russell 3000 Index and the Lifestyle Allocation 70% Composite Benchmarkix, returned 5.97%, 12.56% and 6.90%, respectively, over the same time frame. The Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average3 returned 6.05% for the same period.

Performance Snapshot as of December 31, 2014 (unaudited)
	6 months	12 months
Variable Lifestyle Allocation 70%[2]	-0.69%	4.91%
Barclays U.S. Aggregate Index	1.96%	5.97%
Russell 3000 Index	5.25%	12.56%
Lifestyle Allocation 70% Composite Benchmark	1.41%	6.90%
Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average[3]	0.69%	6.05%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio return assumes the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The portfolio managers periodically adjust the allocation of the Portfolio’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Portfolio is not expected to be invested in all of the underlying funds at any time. The Portfolio may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2014, the gross total annual operating expense ratio for the Portfolio was 0.96%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]	The Target Asset Allocation set forth above represents an approximate mix of investments for QS Legg Mason Variable Lifestyle Allocation 70%. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment range of the Portfolio may be changed, from time to time, without prior notice to shareholders.

[2]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[3]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 225 funds for the six-month period and among the 220 funds for the twelve-month period in the Portfolio’s Lipper category.

[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Portfolio may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Portfolio invests.

QS Legg Mason Variable Lifestyle Series 2014 Annual Report	3

Portfolios overview (cont’d)

QS Legg Mason Variable Lifestyle Allocation 50%

Target Asset Allocation1

QS Legg Mason Variable Lifestyle Allocation 50% seeks a balance of growth of capital and income by investing 50% of its assets in underlying funds that invest principally in equity securities and 50% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended December 31, 2014, QS Legg Mason Variable Lifestyle Allocation 50%2 returned 4.91%. The Portfolio’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Russell 1000 Index and the Lifestyle Allocation 50% Composite Benchmarkx, returned 5.97%, 13.24% and 6.58%, respectively, over the same time frame. The Lipper Variable Mixed-Asset Target Allocation Moderate Funds Category Average3 returned 5.76% for the same period.

Performance Snapshot as of December 31, 2014 (unaudited)
	6 months	12 months
Variable Lifestyle Allocation 50%[2]	-0.58%	4.91%
Barclays U.S. Aggregate Index	1.96%	5.97%
Russell 1000 Index	5.57%	13.24%
Lifestyle Allocation 50% Composite Benchmark	1.47%	6.58%
Lipper Variable Mixed-Asset Target Allocation Moderate Funds Category Average[3]	0.65%	5.76%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio return assumes the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The portfolio managers periodically adjust the allocation of the Portfolio’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Portfolio is not expected to be invested in all of the underlying funds at any time. The Portfolio may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2014, the gross total annual operating expense ratio for the Portfolio was 0.82%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for QS Legg Mason Variable Lifestyle Allocation 50%. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment range of the Portfolio may be changed, from time to time, without prior notice to shareholders.

[2]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 233 funds for the six-month period and among the 225 funds for the twelve-month period in the Portfolio’s Lipper category.

[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Portfolio may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Portfolio invests.

4	QS Legg Mason Variable Lifestyle Series 2014 Annual Report

Q. What were the leading contributors to performance?

A. Taking into account both the underlying funds return and their weightings within the Portfolios, the leading contributors to absolute performance were the four large cap U.S. equity funds (QS Batterymarch U.S. Large Cap Equity Fund, Legg Mason BW Diversified Large Cap Value Fund, ClearBridge Appreciation Fund and ClearBridge Aggressive Growth Fund) as well as Western Asset Core Plus Bond Fund.

In relative terms (i.e., relative to each Portfolios’ specific benchmark), the leading contributors to performance were the QS Batterymarch International Equity Fund, Western Asset Core Plus Bond Fund, and ClearBridge Aggressive Growth Fund.

Q. What were the leading detractors from performance?

A. Among the other underlying funds, the funds that made the largest negative contribution to performance (taking into account both the underlying fund returns and their weightings within the portfolios) were QS Legg Mason Strategic Real Return Fund and ClearBridge International Value Fund.

In relative terms (i.e., relative to each Portfolio specific benchmark), the leading detractors from performance were the same funds, QS Legg Mason Strategic Real Return Fund and ClearBridge International Value Fund.

Q. Were there any significant changes to the Portfolios during the reporting period?

A. There were no significant changes to the Portfolios during the reporting period.

Thank you for your investment in the Variable Lifestyle Series. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolios’ investment goals.

Sincerely,

Y. Wayne Lin

Portfolio Manager

QS Legg Mason Global Asset Allocation, LLC

Thomas Picciochi

Portfolio Manager

QS Legg Mason Global Asset Allocation, LLC

Ellen Tesler

Portfolio Manager

QS Legg Mason Global Asset Allocation, LLC

January 20, 2015

RISKS: Equity securities are subject to price fluctuation. Fixed-income securities are subject to interest rate and credit risks. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. As interest rates rise, bond prices fall, reducing the value of the Portfolios’ share prices. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. There are additional risks and other expenses associated with investing in other mutual funds rather than directly in portfolio securities. Certain underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Additionally, the portfolio managers may invest in underlying funds that have a limited performance history. Please see the Portfolios’ prospectuses for a more complete discussion of these and other risks, and the Portfolios’ investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

QS Legg Mason Variable Lifestyle Series 2014 Annual Report	5

Portfolios overview (cont’d)

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

iii

The MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”) is a market-capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. includes both developed and emerging markets.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

vi	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.
viii

The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Barclays U.S. Aggregate Index and 5% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Barclays U.S. Aggregate Index and 5% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

[x]

The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Barclays U.S. Aggregate Index and 7% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

6	QS Legg Mason Variable Lifestyle Series 2014 Annual Report

Portfolios at a glance (unaudited)

QS Legg Mason Variable Lifestyle Allocation 85% Breakdown† as of — December 31, 2014

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
11.6 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Information Technology Industrials Health Care Energy
11.6 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Health Care Consumer Discretionary Industrials
11.5 Legg Mason Partners Equity Trust — QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Consumer Discretionary Health Care Financials Industrials
10.9 Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	Financials Industrials Materials Consumer Discretionary Information Technology
10.5 Legg Mason Global Asset Management Trust — QS Batterymarch International Equity Fund, Class IS Shares	Financials Consumer Discretionary Health Care Industrials Consumer Staples
10.5 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Information Technology Consumer Discretionary Energy Industrials
7.4 Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Industrials Consumer Discretionary Financials
7.1 The Royce Fund — Royce Value Fund, Institutional Class Shares	Consumer Discretionary Information Technology Financials Industrials Materials
6.7 Legg Mason Global Asset Management Trust — QS Legg Mason Strategic Real Return Fund, Class IS Shares	U.S. Treasury Inflation Protected Securities Investments in Underlying Funds U.S. Government & Agency Obligations Financials Consumer Discretionary

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
5.4 Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	Energy Consumer Discretionary Industrials Materials Financials
5.1 Legg Mason Partners Equity Trust — ClearBridge Mid Cap Core Fund, Class IS Shares	Information Technology Consumer Discretionary Financials Industrials Health Care
0.9 Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	Corporate Bonds & Notes Mortgage-backed Securities U.S. Government & Agency Obligations Collateralized Mortgage Obligations Sovereign Bonds
0.8 Western Asset Funds, Inc. — Western Asset Total Return Unconstrained Fund, Class IS Shares	Corporate Bonds & Notes Collateralized Mortgage Obligations U.S. Government & Agency Obligations Asset-backed Securities Non-U.S. Treasury Inflation Protected Securities

QS Legg Mason Variable Lifestyle Series 2014 Annual Report	7

Portfolios at a glance (unaudited) (cont’d)

QS Legg Mason Variable Lifestyle Allocation 70% Breakdown† as of — December 31, 2014

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
10.1 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Information Technology Industrials Health Care Energy
10.1 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Health Care Consumer Discretionary Industrials
10.1 Legg Mason Partners Equity Trust — QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Consumer Discretionary Health Care Financials Industrials
9.3 Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	Corporate Bonds & Notes Mortgage-backed Securities U.S. Government & Agency Obligations Collateralized Mortgage Obligations Sovereign Bonds
9.1 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Information Technology Consumer Discretionary Energy Industrials
8.7 Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	Financials Industrials Materials Consumer Discretionary Information Technology
7.5 Legg Mason Global Asset Management Trust — QS Batterymarch International Equity Fund, Class IS Shares	Financials Consumer Discretionary Health Care Industrials Consumer Staples
7.4 Western Asset Funds, Inc. — Western Asset Total Return Unconstrained Fund, Class IS Shares	Corporate Bonds & Notes Collateralized Mortgage Obligations U.S. Government & Agency Obligations Asset-backed Securities Non-U.S. Treasury Inflation Protected Securities

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
6.7 Legg Mason Global Asset Management Trust — QS Legg Mason Strategic Real Return Fund, Class IS Shares	U.S. Treasury Inflation Protected Securities Investments in Underlying Funds U.S. Government & Agency Obligations Financials Consumer Discretionary
6.5 Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	Energy Consumer Discretionary Industrials Materials Financials
5.1 Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Industrials Consumer Discretionary Financials
4.9 The Royce Fund — Royce Value Fund, Institutional Class Shares	Consumer Discretionary Information Technology Financials Industrials Materials
4.5 Legg Mason Partners Equity Trust — ClearBridge Mid Cap Core Fund, Class IS Shares	Information Technology Consumer Discretionary Financials Industrials Health Care

8	QS Legg Mason Variable Lifestyle Series 2014 Annual Report

QS Legg Mason Variable Lifestyle Allocation 50% Breakdown† as of — December 31, 2014

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
24.3 Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	Corporate Bonds & Notes Mortgage-backed Securities U.S. Government & Agency Obligations Collateralized Mortgage Obligations Sovereign Bonds
11.4 Western Asset Funds, Inc. — Western Asset Total Return Unconstrained Fund, Class IS Shares	Corporate Bonds & Notes Collateralized Mortgage Obligations U.S. Government & Agency Obligations Asset-backed Securities Non-U.S. Treasury Inflation Protected Securities
8.2 Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	Energy Consumer Discretionary Industrials Materials Financials
7.0 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Information Technology Industrials Health Care Energy
7.0 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Health Care Consumer Discretionary Industrials
7.0 Legg Mason Partners Equity Trust — QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Consumer Discretionary Health Care Financials Industrials
6.8 Legg Mason Global Asset Management Trust — QS Legg Mason Strategic Real Return Fund, Class IS Shares	U.S. Treasury Inflation Protected Securities Investments in Underlying Funds U.S. Government & Agency Obligations Financials Consumer Discretionary
6.0 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Information Technology Consumer Discretionary Energy Industrials

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
5.5 Legg Mason Global Asset Management Trust — QS Batterymarch International Equity Fund, Class IS Shares	Financials Consumer Discretionary Health Care Industrials Consumer Staples
5.4 Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	Financials Industrials Materials Consumer Discretionary Information Technology
4.0 Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Industrials Consumer Discretionary Financials
3.9 The Royce Fund — Royce Value Fund, Institutional Class Shares	Consumer Discretionary Information Technology Financials Industrials Materials
3.5 Legg Mason Partners Equity Trust — ClearBridge Mid Cap Core Fund, Class IS Shares	Information Technology Consumer Discretionary Financials Industrials Health Care

QS Legg Mason Variable Lifestyle Series 2014 Annual Report	9

Portfolios expenses (unaudited)

Example

As a shareholder of the Portfolios, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2014 and held for the six months ended December 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not each Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolios and other portfolios. To do so, compare the 5.00% hypothetical example relating to the Portfolios with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
QS Legg Mason Variable Lifestyle Allocation 85%	-0.94%	$1,000.00	$990.60	0.07%	$0.35	QS Legg Mason Variable Lifestyle Allocation 85%	5.00%	$1,000.00	$1,024.85	0.07%	$0.36
QS Legg Mason Variable Lifestyle Allocation 70%	-0.69	1,000.00	993.10	0.16	0.80	QS Legg Mason Variable Lifestyle Allocation 70%	5.00	1,000.00	1,024.40	0.16	0.82
QS Legg Mason Variable Lifestyle Allocation 50%	-0.58	1,000.00	994.20	0.11	0.55	QS Legg Mason Variable Lifestyle Allocation 50%	5.00	1,000.00	1,024.65	0.11	0.56

[1]	For the six months ended December 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which each Portfolio invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each Portfolio’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	QS Legg Mason Variable Lifestyle Series 2014 Annual Report

Portfolio performance (unaudited)

QS Legg Mason Variable Lifestyle Allocation 85%

Average annual total returns[1]
Twelve Months Ended 12/31/14	4.69%
Five Years Ended 12/31/14	11.64
Ten Years Ended 12/31/14	5.61

Cumulative total returns[1]
12/31/04 through 12/31/14	72.54%

QS Legg Mason Variable Lifestyle Allocation 70%

Average annual total returns[1]
Twelve Months Ended 12/31/14	4.91%
Five Years Ended 12/31/14	10.86
Ten Years Ended 12/31/14	5.88

Cumulative total returns[1]
12/31/04 through 12/31/14	77.14%

QS Legg Mason Variable Lifestyle Allocation 50%

Average annual total returns[1]
Twelve Months Ended 12/31/14	4.91%
Five Years Ended 12/31/14	9.62
Ten Years Ended 12/31/14	5.71

Cumulative total returns[1]
12/31/04 through 12/31/14	74.28%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

QS Legg Mason Variable Lifestyle Series 2014 Annual Report	11

Portfolio performance (unaudited) (cont’d)

QS Legg Mason Variable Lifestyle Allocation 85%

Historical performance

Value of $10,000 invested in

QS Legg Mason Variable Lifestyle Allocation 85% vs. Benchmark Indices† — December 2004 - December 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in QS Legg Mason Variable Lifestyle Allocation 85% on December 31, 2004, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the Barclays U.S. Aggregate Index, Russell 3000 Index and Lifestyle Allocation 85% Composite Benchmark. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Barclays U.S. Aggregate Index and 5% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

12	QS Legg Mason Variable Lifestyle Series 2014 Annual Report

QS Legg Mason Variable Lifestyle Allocation 70%

Historical performance

Value of $10,000 invested in

QS Legg Mason Variable Lifestyle Allocation 70% vs. Benchmark Indices† — December 2004 - December 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in QS Legg Mason Variable Lifestyle Allocation 70% on December 31, 2004, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the Barclays U.S. Aggregate Index, Russell 3000 Index and Lifestyle Allocation 70% Composite Benchmark. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Barclays U.S. Aggregate Index and 5% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

QS Legg Mason Variable Lifestyle Series 2014 Annual Report	13

Portfolio performance (unaudited) (cont’d)

QS Legg Mason Variable Lifestyle Allocation 50%

Historical performance

Value of $10,000 invested in

QS Legg Mason Variable Lifestyle Allocation 50% vs. Benchmark Indices† — December 2004 - December 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in QS Legg Mason Variable Lifestyle Allocation 50% on December 31, 2004, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the Barclays U.S. Aggregate Index, Russell 1000 Index and Lifestyle Allocation 50% Composite Benchmark. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Barclays U.S. Aggregate Index and 7% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

14	QS Legg Mason Variable Lifestyle Series 2014 Annual Report

Schedules of investments

December 31, 2014

QS Legg Mason Variable Lifestyle Allocation 85%

Description		Shares	Value
Investments in Underlying Funds(a) — 100.0%
Legg Mason Global Asset Management Trust:
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares		740,086	$14,394,676
QS Batterymarch International Equity Fund, Class IS Shares		916,375	13,104,169
QS Legg Mason Strategic Real Return Fund, Class IS Shares		658,024	8,376,646
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares		58,720	13,068,761
ClearBridge Appreciation Fund, Class IS Shares		703,831	14,372,234
ClearBridge International Value Fund, Class IS Shares		1,346,421	13,598,855
ClearBridge Mid Cap Core Fund, Class IS Shares		192,593	6,396,012
ClearBridge Small Cap Growth Fund, Class IS Shares		307,358	9,137,740
QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares		850,738	14,343,449
The Royce Fund — Royce Value Fund, Institutional Class Shares		750,769	8,866,582
Western Asset Funds, Inc.:
Western Asset Core Plus Bond Fund, Class IS Shares		93,259	1,085,537
Western Asset High Yield Fund, Class IS Shares		785,509	6,716,098
Western Asset Total Return Unconstrained Fund, Class IS Shares		92,160	960,312
Total Investments in Underlying Funds before Short-Term Investments (Cost — $85,818,176)			124,421,071

	Rate
Short-Term Investments — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $127,873)	0.06%	127,873	127,873
Total Investments — 100.1% (Cost — $85,946,049#)			124,548,944
Liabilities in Excess of Other Assets — (0.1)%			(96,874)
Total Net Assets — 100.0%			$124,452,070

(a)	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds is available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is $93,700,186.

See Notes to Financial Statements.

QS Legg Mason Variable Lifestyle Series 2014 Annual Report	15

Schedules of investments (cont’d)

December 31, 2014

QS Legg Mason Variable Lifestyle Allocation 70%

Description		Shares	Value
Investments in Underlying Funds(a) — 100.0%
Legg Mason Global Asset Management Trust:
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares		247,543	$4,814,718
QS Batterymarch International Equity Fund, Class IS Shares		250,968	3,588,836
QS Legg Mason Strategic Real Return Fund, Class IS Shares		252,957	3,220,147
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares		19,443	4,327,188
ClearBridge Appreciation Fund, Class IS Shares		235,330	4,805,448
ClearBridge International Value Fund, Class IS Shares		408,702	4,127,895
ClearBridge Mid Cap Core Fund, Class IS Shares		64,460	2,140,712
ClearBridge Small Cap Growth Fund, Class IS Shares		81,690	2,428,636
QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares		284,517	4,796,956
The Royce Fund — Royce Value Fund, Institutional Class Shares		199,429	2,355,261
Western Asset Funds, Inc.:
Western Asset Core Plus Bond Fund, Class IS Shares		379,476	4,417,098
Western Asset High Yield Fund, Class IS Shares		363,479	3,107,749
Western Asset Total Return Unconstrained Fund, Class IS Shares		336,868	3,510,159
Total Investments in Underlying Funds before Short-Term Investments (Cost — $33,442,922)			47,640,803

	Rate
Short-Term Investments — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $58,804)	0.06%	58,804	58,804
Total Investments — 100.1% (Cost — $33,501,726#)			47,699,607
Liabilities in Excess of Other Assets — (0.1)%			(56,339)
Total Net Assets — 100.0%			$47,643,268

(a)	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds is available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is $37,221,315.

See Notes to Financial Statements.

16	QS Legg Mason Variable Lifestyle Series 2014 Annual Report

QS Legg Mason Variable Lifestyle Allocation 50%

Description		Shares	Value
Investments in Underlying Funds(a) — 99.9%
Legg Mason Global Asset Management Trust:
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares		411,865	$8,010,781
QS Batterymarch International Equity Fund, Class IS Shares		436,225	6,238,011
QS Legg Mason Strategic Real Return Fund, Class IS Shares		605,052	7,702,306
Legg Mason Partners Equity Trust::
ClearBridge Aggressive Growth Fund, Class IS Shares		30,810	6,857,026
ClearBridge Appreciation Fund, Class IS Shares		391,616	7,996,790
ClearBridge International Value Fund, Class IS Shares		609,249	6,153,417
ClearBridge Mid Cap Core Fund, Class IS Shares		118,490	3,935,051
ClearBridge Small Cap Growth Fund, Class IS Shares		154,355	4,588,983
QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares		473,366	7,980,956
The Royce Fund — Royce Value Fund, Institutional Class Shares		377,040	4,452,848
Western Asset Funds, Inc.:
Western Asset Core Plus Bond Fund, Class IS Shares		2,382,900	27,736,954
Western Asset High Yield Fund, Class IS Shares		1,097,799	9,386,177
Western Asset Total Return Unconstrained Fund, Class IS Shares		1,249,482	13,019,602
Total Investments in Underlying Funds before Short-Term Investments (Cost — $87,532,756)			114,058,902

	Rate
Short-Term Investments — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $195,434)	0.06%	195,434	195,434
Total Investments — 100.0% (Cost — $87,728,190#)			114,254,336
Liabilities in Excess of Other Assets — 0.0%			(56,445)
Total Net Assets — 100.0%			$114,197,891

(a)	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds is available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is $95,272,754.

See Notes to Financial Statements.

QS Legg Mason Variable Lifestyle Series 2014 Annual Report	17

Statements of assets and liabilities

December 31, 2014

	QS Legg Mason Variable Lifestyle Allocation 85%	QS Legg Mason Variable Lifestyle Allocation 70%	QS Legg Mason Variable Lifestyle Allocation 50%

Assets:
Investments in affiliated Underlying Funds, at cost	$85,818,176	$33,442,922	$87,532,756
Short-term investments, at cost	127,873	58,804	195,434
Investments in affiliated Underlying Funds, at value	$124,421,071	$47,640,803	$114,058,902
Short-term investments, at value	127,873	58,804	195,434
Receivable for Portfolio shares sold	65	308	—
Interest receivable	1	—	1
Prepaid expenses	1,975	1,061	1,922
Total Assets	124,550,985	47,700,976	114,256,259

Liabilities:
Payable for Portfolio shares repurchased	49,123	17,171	9,139
Trustees’ fees payable	1,285	517	1,208
Accrued expenses	48,507	40,020	48,021
Total Liabilities	98,915	57,708	58,368
Total Net Assets	$124,452,070	$47,643,268	$114,197,891

Net Assets:
Par value (Note 5)	$76	$33	$79
Paid-in capital in excess of par value	89,657,005	41,508,695	105,459,974
Undistributed (overdistributed) net investment income	3,149	88,992	(8,943)
Accumulated net realized loss on Underlying Funds and capital gain distributions from Underlying Funds	(3,811,055)	(8,152,333)	(17,779,365)
Net unrealized appreciation on Underlying Funds	38,602,895	14,197,881	26,526,146
Total Net Assets	$124,452,070	$47,643,268	$114,197,891

Shares Outstanding	7,567,345	3,295,508	7,854,353

Net Asset Value	$16.45	$14.46	$14.54

See Notes to Financial Statements.

18	QS Legg Mason Variable Lifestyle Series 2014 Annual Report

Statements of operations

For the Year Ended December 31, 2014

	QS Legg Mason Variable Lifestyle Allocation 85%	QS Legg Mason Variable Lifestyle Allocation 70%	QS Legg Mason Variable Lifestyle Allocation 50%

Investment Income:
Income distributions from affiliated Underlying Funds	$1,532,925	$807,759	$2,665,929
Interest	154	41	95
Total Investment Income	1,533,079	807,800	2,666,024

Expenses:
Audit and tax fees	27,955	27,489	27,969
Shareholder reports	24,210	15,722	43,072
Legal fees	18,873	19,237	19,396
Fund accounting fees	12,838	5,121	12,344
Trustees’ fees	10,703	4,253	10,304
Transfer agent fees	6,401	6,403	6,394
Insurance	3,177	1,752	3,171
Custody fees	124	158	231
Miscellaneous expenses	1,766	1,652	1,757
Total Expenses	106,047	81,787	124,638
Net Investment Income	1,427,032	726,013	2,541,386

Realized and Unrealized Gain (Loss) on Underlying Funds and Capital Gain Distributions From Underlying Funds (Notes 1 and 3):
Net Realized Gain From:
Sale of affiliated Underlying Funds	3,655,751	3,155,881	5,302,179
Capital gain distributions from affiliated Underlying Funds	4,056,127	1,267,088	2,243,874
Net Realized Gain	7,711,878	4,422,969	7,546,053
Change in Net Unrealized Appreciation (Depreciation) on Underlying Funds	(3,396,998)	(2,717,771)	(4,253,808)
Net Gain on Underlying Funds and Capital Gain Distributions from Underlying Funds	4,314,880	1,705,198	3,292,245
Increase in Net Assets From Operations	$5,741,912	$2,431,211	$5,833,631

See Notes to Financial Statements.

QS Legg Mason Variable Lifestyle Series 2014 Annual Report	19

Statements of changes in net assets

QS Legg Mason Variable Lifestyle Allocation 85%

For the Years Ended December 31,	2014	2013

Operations:
Net investment income	$1,427,032	$1,181,787
Net realized gain	7,711,878	4,547,802
Change in net unrealized appreciation (depreciation)	(3,396,998)	22,785,922
Increase in Net Assets from Operations	5,741,912	28,515,511

Distributions to Shareholders From (Note 1):
Net investment income	(2,225,013)	(2,000,012)
Net realized gains	(3,949,513)	—
Decrease in Net Assets from Distributions to Shareholders	(6,174,526)	(2,000,012)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	1,964,079	2,537,477
Reinvestment of distributions	6,174,526	2,000,012
Cost of shares repurchased	(12,855,052)	(13,380,502)
Decrease in Net Assets from Portfolio Share Transactions	(4,716,447)	(8,843,013)
Increase (Decrease) in Net Assets	(5,149,061)	17,672,486

Net Assets:
Beginning of year	129,601,131	111,928,645
End of year*	$124,452,070	$129,601,131
* Includes undistributed net investment income of:	$3,149	$216,714

See Notes to Financial Statements.

20	QS Legg Mason Variable Lifestyle Series 2014 Annual Report

QS Legg Mason Variable Lifestyle Allocation 70%

For the Years Ended December 31,	2014	2013

Operations:
Net investment income	$726,013	$622,097
Net realized gain	4,422,969	3,365,616
Change in net unrealized appreciation (depreciation)	(2,717,771)	6,451,681
Increase in Net Assets from Operations	2,431,211	10,439,394

Distributions to Shareholders From (Note 1):
Net investment income	(925,005)	(800,005)
Decrease in Net Assets from Distributions to Shareholders	(925,005)	(800,005)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	414,282	482,007
Reinvestment of distributions	925,005	800,005
Cost of shares repurchased	(7,963,137)	(10,273,728)
Decrease in Net Assets from Portfolio Share Transactions	(6,623,850)	(8,991,716)
Increase (Decrease) in Net Assets	(5,117,644)	647,673

Net Assets:
Beginning of year	52,760,912	52,113,239
End of year*	$47,643,268	$52,760,912
* Includes undistributed net investment income of:	$88,992	$113,680

See Notes to Financial Statements.

QS Legg Mason Variable Lifestyle Series 2014 Annual Report	21

Statements of changes in net assets (cont’d)

QS Legg Mason Variable Lifestyle Allocation 50%

For the Years Ended December 31,	2014	2013

Operations:
Net investment income	$2,541,386	$2,156,218
Net realized gain	7,546,053	3,810,672
Change in net unrealized appreciation (depreciation)	(4,253,808)	11,379,012
Increase in Net Assets from Operations	5,833,631	17,345,902

Distributions to Shareholders From (Note 1):
Net investment income	(2,925,003)	(2,500,016)
Decrease in Net Assets from Distributions to Shareholders	(2,925,003)	(2,500,016)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	3,297,012	10,070,972
Reinvestment of distributions	2,925,003	2,500,016
Cost of shares repurchased	(20,569,845)	(18,340,250)
Decrease in Net Assets from Portfolio Share Transactions	(14,347,830)	(5,769,262)
Increase (Decrease) in Net Assets	(11,439,202)	9,076,624

Net Assets:
Beginning of year	125,637,093	116,560,469
End of year*	$114,197,891	$125,637,093
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(8,943)	$64,579

See Notes to Financial Statements.

22	QS Legg Mason Variable Lifestyle Series 2014 Annual Report

Financial highlights

QS Legg Mason Variable Lifestyle Allocation 85%

For a share of beneficial interest outstanding throughout each year ended December 31:
	2014[1]	2013[1]	2012[1]	2011	2010

Net asset value, beginning of year	$16.51	$13.26	$11.65	$12.11	$10.63

Income (loss) from operations:
Net investment income	0.19	0.15	0.23 [2]	0.20 [2]	0.18
Net realized and unrealized gain (loss)	0.59	3.35	1.61	(0.48)	1.48
Total income (loss) from operations	0.78	3.50	1.84	(0.28)	1.66

Less distributions from:
Net investment income	(0.30)	(0.25)	(0.23)	(0.18)	(0.18)
Net realized gains	(0.54)	—	—	—	—
Total distributions	(0.84)	(0.25)	(0.23)	(0.18)	(0.18)

Net asset value, end of year	$16.45	$16.51	$13.26	$11.65	$12.11
Total return[3]	4.69%	26.50%	15.89%	(2.31)%	15.70%[4]

Net assets, end of year (000s)	$124,452	$129,601	$111,929	$100,037	$103,838

Ratios to average net assets:
Gross expenses[5]	0.08%	0.11%	0.11%	0.11%	0.15%
Net expenses[5,6,7]	0.08	0.11	0.11	0.11	0.15
Net investment income	1.12	0.98	1.85 [2]	1.64 [2]	1.65

Portfolio turnover rate	19%	9%	14%	40%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 15.60%.

[5]	Does not include expenses of the Underlying Funds in which the Portfolio invests.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of shares did not exceed 0.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

See Notes to Financial Statements.

QS Legg Mason Variable Lifestyle Series 2014 Annual Report	23

Financial highlights (cont’d)

QS Legg Mason Variable Lifestyle Allocation 70%

For a share of beneficial interest outstanding throughout each year ended December 31:
	2014[1]	2013[1]	2012[1]		2011	2010

Net asset value, beginning of year	$14.05	$11.71	$10.47		$10.74	$9.53

Income (loss) from operations:
Net investment income	0.21	0.15	0.21	[2]	0.22 [2]	0.22
Net realized and unrealized gain (loss)	0.48	2.40	1.31		(0.28)	1.20
Total income (loss) from operations	0.69	2.55	1.52		(0.06)	1.42

Less distributions from:
Net investment income	(0.28)	(0.21)	(0.28)		(0.21)	(0.21)
Total distributions	(0.28)	(0.21)	(0.28)		(0.21)	(0.21)

Net asset value, end of year	$14.46	$14.05	$11.71		$10.47	$10.74
Total return[3]	4.91%	21.82%	14.60%		(0.58)%	15.01%[4]

Net assets, end of year (000s)	$47,643	$52,761	$52,113		$56,301	$69,946

Ratios to average net assets:
Gross expenses[5]	0.16%	0.18%	0.17%		0.14%	0.20%
Net expenses[5,6,7]	0.16	0.18	0.17	[8]	0.14	0.18 [8]
Net investment income	1.44	1.17	1.90	[2]	1.83 [2]	2.02

Portfolio turnover rate	17%	9%	11%		30%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 14.79%.

[5]	Does not include expenses of the Underlying Funds in which the Portfolio invests.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of shares did not exceed 0.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	QS Legg Mason Variable Lifestyle Series 2014 Annual Report

QS Legg Mason Variable Lifestyle Allocation 50%

For a share of beneficial interest outstanding throughout each year ended December 31:
	2014[1]	2013[1]	2012[1]	2011	2010

Net asset value, beginning of year	$14.22	$12.58	$11.43	$11.60	$10.45

Income (loss) from operations:
Net investment income	0.31	0.24	0.29 [2]	0.30 [2]	0.34
Net realized and unrealized gain (loss)	0.39	1.69	1.20	(0.16)	1.15
Total income from operations	0.70	1.93	1.49	0.14	1.49

Less distributions from:
Net investment income	(0.38)	(0.29)	(0.34)	(0.31)	(0.34)
Total distributions	(0.38)	(0.29)	(0.34)	(0.31)	(0.34)

Net asset value, end of year	$14.54	$14.22	$12.58	$11.43	$11.60
Total return[3]	4.91%	15.33%	13.10%	1.17%	14.35%[4]

Net assets, end of year (000s)	$114,198	$125,637	$116,560	$114,975	$125,315

Ratios to average net assets:
Gross expenses[5]	0.10%	0.10%	0.10%	0.09%	0.13%
Net expenses[5,6,7]	0.10	0.10	0.10	0.09	0.13
Net investment income	2.09	1.77	2.39 [2]	2.44 [2]	2.89

Portfolio turnover rate	17%	13%	14%	37%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 14.25%.

[5]	Does not include expenses of the Underlying Funds in which the Portfolio invests.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of shares did not exceed 0.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

See Notes to Financial Statements.

QS Legg Mason Variable Lifestyle Series 2014 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

QS Legg Mason Variable Lifestyle Allocation 85% (formerly, Legg Mason Variable Lifestyle Allocation 85%) (“Lifestyle Allocation 85%”), QS Legg Mason Variable Lifestyle Allocation 70% (formerly, Legg Mason Variable Lifestyle Allocation 70%) (“Lifestyle Allocation 70%”) and QS Legg Mason Variable Lifestyle Allocation 50% (formerly, Legg Mason Variable Lifestyle Allocation 50%) (“Lifestyle Allocation 50%”) (the “Portfolios”) are separate non-diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolios invest in other mutual funds (“Underlying Funds”) which are affiliated with Legg Mason, Inc. (“Legg Mason”). Shares of the Portfolios are offered to separate accounts sponsored by certain life insurance companies and qualified pension and retirement plans, including affiliates of the investment manager.

The following are significant accounting policies consistently followed by the Portfolios and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds, excluding ETFs, are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Portfolios hold securities or other assets that are denominated in a foreign currency, the Portfolios will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolios calculate their net asset value, the Portfolios value these securities as determined in accordance with procedures approved by the Portfolios’ Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolios’ pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolios, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an Underlying Fund is not available on the day of valuation, the Valuation Committee may adjust the Underlying Fund’s last available net asset value per share to account for significant events that have occurred subsequent to the Underlying Fund’s last net asset value per share calculation but prior to the day of valuation.

26	QS Legg Mason Variable Lifestyle Series 2014 Annual Report

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolios use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolios’ assets carried at fair value:

Lifestyle Allocation 85%

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in underlying funds†	$124,421,071	—	—	$124,421,071
Short-term investments†	127,873	—	—	127,873
Total investments	$124,548,944	—	—	$124,548,944

†	See Schedule of Investments for additional detailed categorizations.

Lifestyle Allocation 70%

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in underlying funds†	$47,640,803	—	—	$47,640,803
Short-term investments†	58,804	—	—	58,804
Total investments	$47,699,607	—	—	$47,699,607

†	See Schedule of Investments for additional detailed categorizations.

Lifestyle Allocation 50%

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in underlying funds†	$114,058,902	—	—	$114,058,902
Short-term investments†	195,434	—	—	195,434
Total investments	$114,254,336	—	—	$114,254,336

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolios may enter into repurchase agreements with institutions that their investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolios acquire a debt security subject to an obligation of the seller to repurchase, and of the Portfolios to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolios’ holding period. When entering into repurchase

QS Legg Mason Variable Lifestyle Series 2014 Annual Report	27

Notes to financial statements (cont’d)

agreements, it is the Portfolios’ policy that their custodian or a third party custodian, acting on the Portfolios’ behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolios generally have the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolios seek to assert their rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolios may be delayed or limited.

(c) Fund of funds risk. Your cost of investing in the Portfolios, as funds of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Portfolios’ approval, which could force the Portfolios to withdraw their investments from such Underlying Fund at a time that is unfavorable to the Portfolios. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Portfolios would indirectly bear the costs of these trades without accomplishing any investment purpose.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as investment income. Interest income is recorded on an accrual basis. Short-term and long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolios are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Compensating balance arrangements. The Portfolios have an arrangement with their custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolios’ cash on deposit with the bank.

(g) Federal and other taxes. It is the Portfolios’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolios intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolios’ financial statements.

Management has analyzed the Portfolios’ tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2014, no provision for income tax is required in the Portfolios’ financial statements. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the Portfolios had the following reclassifications.

Fund	Undistributed (Overdistributed) Net Investment Income	Accumulated Net Realized Loss
Lifestyle Allocation 85%(a)	$584,416	$(584,416)
Lifestyle Allocation 70%(a)	174,304	(174,304)
Lifestyle Allocation 50%(a)	310,095	(310,095)

(a)	Reclassifications are primarily due to short-term capital gains from Underlying Funds treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each Portfolio’s investment manager and QS Legg Mason Global Asset Allocation, LLC (formerly Legg Mason Global Asset Allocation, LLC) (“QS LMGAA”) is each Portfolio’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of each Portfolio’s cash and short-term instruments allocated to it. LMPFA, QS LMGAA and Western Asset are wholly-owned subsidiaries of Legg Mason. The Portfolios do not pay a management fee or subadviser fee.

LMPFA provides administrative and certain oversight services to the Portfolios. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolios, except for the management of the portion of the cash and short-term instruments allocated to Western Asset.

28	QS Legg Mason Variable Lifestyle Series 2014 Annual Report

The Portfolios bear all expenses incurred in their operations, subject to LMPFA’s agreement to waive fees and/or reimburse expenses incurred directly by the Portfolios, such that each Portfolio’s total annual operating expenses (other than interest, brokerage, taxes, extraordinary expenses and Underlying Funds’ fees and expenses), are not expected to exceed 0.20% of each Portfolio’s average daily net assets. The investment manager is also permitted to recapture amounts waived and/or reimbursed to the Portfolios during the same fiscal year if the Portfolios’ total annual operating expenses have fallen to a level below the limit described above. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolios, in the Portfolios’ total annual operating expenses exceeding this limit or any other lower limit then in effect. These expense limitation agreements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

In addition, the Portfolios indirectly pay management and/or administration fees to LMPFA and other wholly-owned subsidiaries of Legg Mason as a shareholder in the Underlying Funds. These management and administration fees ranged from 0.20% to 1.00% of the average daily net assets of the Underlying Funds.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolios’ sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales
Lifestyle Allocation 85%	$23,743,764	$29,242,821
Lifestyle Allocation 70%	8,740,619	14,405,221
Lifestyle Allocation 50%	20,451,064	33,003,238

At December 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation
Lifestyle Allocation 85%	$38,940,273	$(8,091,515)	$30,848,758
Lifestyle Allocation 70%	14,283,467	(3,805,175)	10,478,292
Lifestyle Allocation 50%	26,747,628	(7,766,046)	18,981,582

4. Derivative instruments and hedging activities

During the year ended December 31, 2014, the Portfolios did not invest in any derivative instruments.

5. Shares of beneficial interest

At December 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Transactions in shares of the Portfolios were as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013

Lifestyle Allocation 85%
Shares sold	116,989	173,909
Shares issued on reinvestment	368,494	125,465
Shares repurchased	(765,946)	(894,522)
Net decrease	(280,463)	(595,148)

QS Legg Mason Variable Lifestyle Series 2014 Annual Report	29

Notes to financial statements (cont’d)

	Year Ended December 31, 2014	Year Ended December 31, 2013

Lifestyle Allocation 70%
Shares sold	29,118	37,682
Shares issued on reinvestment	63,365	58,336
Shares repurchased	(552,354)	(789,698)
Net decrease	(459,871)	(693,680)

Lifestyle Allocation 50%
Shares sold	224,753	750,378
Shares issued on reinvestment	199,691	176,821
Shares repurchased	(1,404,943)	(1,354,846)
Net decrease	(980,499)	(427,647)

6. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Portfolios own 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Legg Mason through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to certain of the Underlying Funds held by the Portfolios. Based on the Portfolios’ relative ownership, the following Underlying Funds were considered affiliated companies for all or some portion of the year ended December 31, 2014. The following transactions were effected in shares of such Underlying Funds for the year ended December 31, 2014.

	Affiliate Value at December 31, 2013	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Affiliate Value at December 31, 2014	Realized Gain (Loss) from Sale of Affiliated Underlying Funds
Lifestyle Allocation 85%		Cost	Shares	Cost	Shares
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	$14,494,050	$2,040,014	104,032	$2,275,604	130,016	$169,700	$1,037,828	$14,394,676	$323,968
QS Batterymarch International Equity Fund, Class IS Shares	12,779,795	2,379,842	156,733	1,375,829	95,765	310,354	—	13,104,169	74,394
QS Legg Mason Strategic Real Return Fund, Class IS Shares	8,403,638	1,789,163	129,565	1,072,413	75,685	30,383	123,121	8,376,646	(981)
ClearBridge Aggressive Growth Fund, Class IS Shares	13,658,671	945,111	4,248	1,970,621	14,854	—	231,290	13,068,761	1,195,618
ClearBridge Appreciation Fund, Class IS Shares	14,212,255	1,440,387	70,391	1,912,397	104,475	180,327	489,740	14,372,234	186,467
ClearBridge International Value Fund, Class IS Shares	13,864,231	3,245,124	292,660	1,916,147	173,162	181,303	—	13,598,855	35,292
ClearBridge Mid Cap Core Fund, Class IS Shares	6,582,194	263,134	8,112	621,616	22,637	—	219,807	6,396,012	120,549
ClearBridge Small Cap Growth Fund, Class IS Shares	9,750,960	1,399,149	50,431	1,685,901	70,948	—	325,425	9,137,740	370,239
QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	15,035,036	1,392,960	83,344	2,544,771	203,234	123,661	539,646	14,343,449	810,809
Royce Value Fund, Institutional Class Shares	9,546,306	1,315,305	112,188	852,331	66,985	33,210	1,089,270	8,866,582	50,809
Western Asset Core Plus Bond Fund, Class IS Shares	2,883,041	2,819,630	242,738	4,508,116	407,123	95,700	—	1,085,537	211,880
Western Asset High Yield Fund, Class IS Shares	3,688,067	4,035,395	446,470	604,100	65,799	289,399	—	6,716,098	(17,801)
Western Asset Total Return Unconstrained Fund, Class IS Shares	4,763,130	678,550	63,939	4,247,224	423,688	118,888	—	960,312	294,508
	$129,661,374	$23,743,764		$25,587,070		$1,532,925	$4,056,127	$124,421,071	$3,655,751

30	QS Legg Mason Variable Lifestyle Series 2014 Annual Report

	Affiliate Value at December 31, 2013	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Affiliate Value at December 31, 2014	Realized Gain (Loss) from Sale of Affiliated Underlying Funds
Lifestyle Allocation 70%		Cost	Shares	Cost	Shares
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	$5,466,495	$474,931	24,655	$1,021,328	66,038	$56,905	$348,013	$4,814,718	$293,513
QS Batterymarch International Equity Fund, Class IS Shares	3,395,223	1,013,862	66,536	533,090	42,826	84,708	—	3,588,836	114,591
QS Legg Mason Strategic Real Return Fund, Class IS Shares	3,476,277	544,088	39,628	504,712	36,583	11,698	47,138	3,220,147	15,342
ClearBridge Aggressive Growth Fund, Class IS Shares	5,109,836	90,348	416	282,062	6,909	—	76,800	4,327,188	1,183,813
ClearBridge Appreciation Fund, Class IS Shares	5,349,765	279,061	13,682	920,082	56,117	60,252	164,162	4,805,448	207,867
ClearBridge International Value Fund, Class IS Shares	4,067,785	1,300,714	116,964	674,447	68,243	55,096	—	4,127,895	90,699
ClearBridge Mid Cap Core Fund, Class IS Shares	2,455,192	80,385	2,473	361,687	15,269	—	73,794	2,140,712	140,956
ClearBridge Small Cap Growth Fund, Class IS Shares	2,928,523	413,904	14,814	677,228	31,596	—	86,614	2,428,636	239,188
QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	5,683,821	267,777	16,167	1,049,349	98,584	41,462	180,936	4,796,956	568,183
Royce Value Fund, Institutional Class Shares	2,863,322	336,151	28,812	478,713	41,010	8,831	289,631	2,355,261	75,702
Western Asset Core Plus Bond Fund, Class IS Shares	5,110,390	1,666,022	144,311	2,450,542	221,528	181,936	—	4,417,098	112,017
Western Asset High Yield Fund, Class IS Shares	2,035,530	1,605,690	177,601	342,643	37,560	145,831	—	3,107,749	(1,183)
Western Asset Total Return Unconstrained Fund, Class IS Shares	4,925,136	667,686	62,865	1,953,457	193,278	161,040	—	3,510,159	115,193
	$52,867,295	$8,740,619		$11,249,340		$807,759	$1,267,088	$47,640,803	$3,155,881

	Affiliate Value at December 31, 2013	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Affiliate Value at December 31, 2014	Realized Gain (Loss) from Sale of Affiliated Underlying Funds
Lifestyle Allocation 50%		Cost	Shares	Cost	Shares
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	$9,374,804	$762,446	39,799	$1,907,636	123,430	$95,112	$581,674	$8,010,781	$546,407
QS Batterymarch International Equity Fund, Class IS Shares	5,567,745	2,238,811	146,661	1,106,161	83,111	147,391	—	6,238,011	147,467
QS Legg Mason Strategic Real Return Fund, Class IS Shares	8,436,049	789,433	57,739	826,563	59,161	27,974	113,237	7,702,306	18,237
ClearBridge Aggressive Growth Fund, Class IS Shares	8,357,963	261,100	1,226	1,480,530	12,838	—	122,287	6,857,026	1,242,541
ClearBridge Appreciation Fund, Class IS Shares	9,079,045	530,418	26,251	1,585,971	106,030	100,287	274,608	7,996,790	534,828
ClearBridge International Value Fund, Class IS Shares	5,765,587	2,263,851	201,446	882,502	102,425	82,430	—	6,153,417	273,626
ClearBridge Mid Cap Core Fund, Class IS Shares	4,625,616	179,979	5,537	772,711	32,598	—	135,868	3,935,051	299,689
ClearBridge Small Cap Growth Fund, Class IS Shares	5,735,626	691,978	24,346	1,314,690	62,849	—	164,057	4,588,983	502,438
QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	9,824,253	465,051	28,219	1,880,796	189,085	69,344	302,611	7,980,956	1,227,489

QS Legg Mason Variable Lifestyle Series 2014 Annual Report	31

Notes to financial statements (cont’d)

	Affiliate Value at December 31, 2013	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Affiliate Value at December 31, 2014	Realized Gain (Loss) from Sale of Affiliated Underlying Funds
Lifestyle Allocation 50%		Cost	Shares	Cost	Shares
Royce Value Fund, Institutional Class Shares	$5,615,685	$755,207	63,403	$1,201,134	101,417	$16,754	$549,532	$4,452,848	$172,994
Western Asset Core Plus Bond Fund, Class IS Shares	30,255,660	5,841,568	507,839	9,374,777	828,751	1,083,991	—	27,736,954	213,697
Western Asset High Yield Fund, Class IS Shares	7,405,244	3,725,772	411,208	1,164,875	126,280	503,295	—	9,386,177	(20,048)
Western Asset Total Return Unconstrained Fund, Class IS Shares	15,519,428	1,945,450	183,311	4,202,713	406,260	539,351	—	13,019,602	142,814
	$125,562,705	$20,451,064		$27,701,059		$2,665,929	$2,243,874	$114,058,902	$5,302,179

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

	Lifestyle Allocation 85%	Lifestyle Allocation 70%	Lifestyle Allocation 50%

Distributions Paid From:
Ordinary income	$2,404,123	$925,005	$2,925,003
Net long-term capital gains	3,770,403	—	—
Total distributions paid	$6,174,526	$925,005	$2,925,003

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

	Lifestyle Allocation 85%	Lifestyle Allocation 70%	Lifestyle Allocation 50%

Distributions Paid From:
Ordinary income	$2,000,012	$800,005	$2,500,016
Net long-term capital gains	—	—	—
Total distributions paid	$2,000,012	$800,005	$2,500,016

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Lifestyle Allocation 85%	Lifestyle Allocation 70%	Lifestyle Allocation 50%
Undistributed ordinary income — net	$80,294	$122,722	$31,017
Undistributed long-term capital gains — net	3,906,233	—	—
Total undistributed earnings	$3,986,527	$122,722	$31,017
Capital loss carryforward*	—	(4,432,744)	(10,234,801)
Other book/tax temporary differences(a)	(40,296)	(33,730)	(39,960)
Unrealized appreciation (depreciation)(b)	30,848,758	10,478,292	18,981,582
Total accumulated earnings (losses) — net	$34,794,989	$6,134,540	$8,737,838

32	QS Legg Mason Variable Lifestyle Series 2014 Annual Report

*	During the taxable year ended December 31, 2014, Lifestyle Allocation 70% utilized $4,014,056 and Lifestyle Allocation 50% utilized $6,489,518 of it’s capital loss carryforwards available from prior years. As of December 31, 2014, the Portfolios had the following net capital loss carryforwards remaining:

Year of Expiration	Lifestyle Allocation 70%	Lifestyle Allocation 50%
12/31/2017	$(2,328,848)	$(7,912,229)
12/31/2018	(2,103,896)	(2,322,572)
	$(4,432,744)	$(10,234,801)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. Subsequent event

At its February 2015 meeting, the Board of Trustees approved a proposal by LMPFA to make several enhancements to the Portfolios, including new naming conventions, broadening the investment universe to include all Legg Mason affiliated mutual funds, removing the specific target allocations and broadening the equity and fixed income investment bands. The proposed changes do not require a shareholder vote, but at least 60 days’ prior written notice will be provided shareholders. It is expected that the changes to the Portfolios will become effective by May 1, 2015.

QS Legg Mason Variable Lifestyle Series 2014 Annual Report	33

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statements of assets and liabilities of QS Legg Mason Variable Lifestyle Allocation 85% (formerly, Legg Mason Variable Lifestyle Allocation 85%), QS Legg Mason Variable Lifestyle Allocation 70% (formerly, Legg Mason Variable Lifestyle Allocation 70%), and QS Legg Mason Variable Lifestyle Allocation 50% (formerly, Legg Mason Variable Lifestyle Allocation 50%) (collectively, the “Portfolios”), each a series of Legg Mason Partners Variable Equity Trust, including the schedules of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agents and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of QS Legg Mason Variable Lifestyle Allocation 85%, QS Legg Mason Variable Lifestyle Allocation 70%, and QS Legg Mason Variable Lifestyle Allocation 50%, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 17, 2015

34	QS Legg Mason Variable Lifestyle Series 2014 Annual Report

Board approval of management and subadvisory agreements (unaudited)

Legg Mason Partners Variable Equity Trust —QS Legg Mason Variable Lifestyle Allocation 85%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of QS Legg Mason Variable Lifestyle Allocation 85% (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Legg Mason Global Asset Allocation, LLC (“QS/LMGAA”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS/LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and QS/LMGAA’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

QS Legg Mason Variable Lifestyle Series	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund performance

The Board received and reviewed performance information for the Fund and for all mixed-asset target allocation growth funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2014. The Fund performed better than the median performance of the funds in the Performance Universe for the one-, three- and five-year periods and was ranked in the first quintile of the Performance Universe for each such period, but performed below the median performance of the funds in the Performance Universe for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2014, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and QS/LMGAA were committed to providing the resources necessary to assist the Fund’s portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and with management’s efforts to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of actively managed affiliated funds of funds underlying variable insurance products consisting of seven mixed-asset target allocation growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all actively managed affiliated mixed-asset target allocation growth funds of funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s total expense ratio (including underlying fund expenses) was lower than the median of the total expense ratios of the funds in the Expense Group and was lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

36	QS Legg Mason Variable Lifestyle Series

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

QS Legg Mason Variable Lifestyle Series	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Legg Mason Partners Variable Equity Trust —QS Legg Mason Variable Lifestyle Allocation 70%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of QS Legg Mason Variable Lifestyle Allocation 70% (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Legg Mason Global Asset Allocation, LLC (“QS/LMGAA”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS/LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and QS/LMGAA’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

38	QS Legg Mason Variable Lifestyle Series

Fund performance

The Board received and reviewed performance information for the Fund and for all mixed-asset target allocation growth funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2014. The Fund performed better than the median performance of the funds in the Performance Universe for the one-, three- and five-year periods and was ranked in the first quintile of the Performance Universe for the five-year period, but performed below the median performance of the funds in the Performance Universe for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2014, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and QS/LMGAA were committed to providing the resources necessary to assist the Fund’s portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and with management’s efforts to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of actively managed affiliated funds of funds underlying variable insurance products consisting of seven mixed-asset target allocation growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all actively managed affiliated mixed-asset target allocation growth funds of funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s total expense ratio (including underlying fund expenses) was lower than the median of the total expense ratios of the funds in the Expense Group and was lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

QS Legg Mason Variable Lifestyle Series	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

40	QS Legg Mason Variable Lifestyle Series

Legg Mason Partners Variable Equity Trust —QS Legg Mason Variable Lifestyle Allocation 50%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of QS Legg Mason Variable Lifestyle Allocation 50% (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Legg Mason Global Asset Allocation, LLC (“QS/LMGAA”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS/LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and QS/LMGAA’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

QS Legg Mason Variable Lifestyle Series	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund performance

The Board received and reviewed performance information for the Fund and for all mixed-asset target allocation moderate funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2014. The Fund performed better than the median performance of the funds in the Performance Universe for the one-, three- and five-year periods and was ranked in the first quintile of the Performance Universe for the five-year period, but performed below the median performance of the funds in the Performance Universe for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2014, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and QS/LMGAA were committed to providing the resources necessary to assist the Fund’s portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and with management’s efforts to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of actively managed affiliated funds of funds underlying variable insurance products consisting of six mixed-asset target allocation moderate funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all actively managed affiliated mixed-asset target allocation moderate funds of funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s total expense ratio (including underlying fund expenses) was lower than the median of the total expense ratios of the funds in the Expense Group and was lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

42	QS Legg Mason Variable Lifestyle Series

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

QS Legg Mason Variable Lifestyle Series	43

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Legg Mason Variable Lifestyle Series (formerly, Legg Mason Variable Lifestyle Series) (the “Portfolios”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Portfolios is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolios at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Althea L. Duersten[3]
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (1993 to 2011)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

44	QS Legg Mason Variable Lifestyle Series

Independent Trustees cont’d
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

QS Legg Mason Variable Lifestyle Series	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Kenneth D. Fuller[4]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and
Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

46	QS Legg Mason Variable Lifestyle Series

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

QS Legg Mason Variable Lifestyle Series	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Portfolios within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Effective April 1, 2014, Ms. Duersten became a Trustee.

[4]	Mr. Fuller is an “interested person” of the Portfolios, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

48	QS Legg Mason Variable Lifestyle Series

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2014:

	Lifestyle Allocation 85%
Record date:	6/11/2014	12/17/2014	12/26/2014
Payable date:	6/12/2014	12/18/2014	12/29/2014
Dividends Qualifying for the Dividends
Received Deduction for Corporations	39.70%	35.99%	35.99%
Foreign source income*	20.60%	20.34%	20.34%
Foreign taxes paid per share	$0.001222	—	$0.007772
Long-term capital gains per share	$0.147403	$0.365810	—

	Lifestyle Allocation 70%
Record date:	6/11/2014		12/26/2014
Payable date:	6/12/2014		12/29/2014
Dividends Qualifying for the Dividends
Received Deduction for Corporations	31.78%		29.34%
Foreign source income*	12.56%		14.00%
Foreign taxes paid per share	$0.000893		$0.004654

	Lifestyle Allocation 50%
Record date:	6/11/2014		12/26/2014
Payable date:	6/12/2014		12/29/2014
Dividends Qualifying for the Dividends
Received Deduction for Corporations	13.11%		16.45%
Foreign source income*	6.66%		7.59%
Foreign taxes paid per share	—		$0.003653

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

Please retain this information for your records.

QS Legg Mason Variable Lifestyle Series	49

QS Legg Mason

Variable Lifestyle Series

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller

President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Legg Mason Global Asset Allocation, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective April 1, 2014, Ms. Duersten became a Trustee.

QS Legg Mason Variable Lifestyle Series

QS Legg Mason Variable Lifestyle Allocation 85%

QS Legg Mason Variable Lifestyle Allocation 70%

QS Legg Mason Variable Lifestyle Allocation 50%

The Portfolios are separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

QS Legg Mason Variable Lifestyle Series

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolios at 1-877-721-1926.

Information on how the Portfolios voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Portfolios at 1-877-721-1926, (2) on the Portfolios’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Legg Mason Variable Lifestyle Allocation 85%, QS Legg Mason Variable Lifestyle Allocation 70% and QS Legg Mason Variable Lifestyle Allocation 50%. This report is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by a current prospectus.

Investors should consider each Portfolio’s investment objectives, risks, charges and expenses carefully before investing. Each prospectus contains this and other important information about the Portfolios. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDO1436 2/15 SR15-2411

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2013 and December 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $324,685 in December 31, 2013 and $277,943 in December 31, 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2013 and $38,259 in December 31, 2014.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $51,400 in December 31, 2013 and $44,640 in December 31, 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31,

2013 and December 31, 2014; Tax Fees were 100% and 100% for December 31, 2013 and December 31, 2014; and Other Fees were 100% and 100% for December 31, 2013 and December 31, 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2014.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)	(2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2015